MasterCard Incorporated 2 nd Quarter 2006 Financial Results Conference Call August 2, 2006 Exhibit 99.2

2nd Quarter Financial Results
•
Completed initial public offering in late May
•
Made contributions to MasterCard Foundation
•
Delivered solid performance on a business-as-usual basis:
–
Earnings per share of $0.74, excluding special items
–
Loss per share of $2.30, including special items
•
Achieved strong revenue growth primarily due to higher gross dollar volume and processed transactions, and restructured pricing
•
Achieved operating margin of 17.0% as-adjusted, in spite of:
–
Conversion of a large debit card portfolio
–
World Cup sponsorship and promotions expenses
•
Strengthened already solid financial position - $2.1 billion of cash, cash equivalents and available-for-sale securities at quarter end

2nd Quarter Selected Financial Performance
($ in Millions, except percentage and per share data)
17.0% – (32.4%) Operating Margin
9.7% – 9.7% Revenue Growth
101 411
e
(310) Net Income (Loss)
0.74 3.04
e
(2.30) Basic and Diluted EPS
307 – 307 Advertising and Marketing
22 (7)
d
29 Investment Income
365 23
a
388 General Admin. and Litigation
144 418 (274) Operating Income (Loss)
5 395
b
400 Charitable Contributions
$ 846 – $ 846 Net Revenue
As
Adjusted
Special
Items
GAAP
Actual
a. Litigation settlements
b. Contribution of stock to the MasterCard Foundation
c. Contribution of cash to the MasterCard Foundation
d.   Interest Income on IPO proceeds held for redemption
e.   Net tax effect of all special items is negligible

MasterCard Branded Volume
Second Quarter 2006
Note: columns may not add due to rounding
17.9 17.9 232 United States
16.4 16.7 485 Worldwide
10.1 10.4 70 Asia Pacific
13.8 25.9 19 Canada
49.4 47.9 7 SAMEA
26.9 28.7 29 Latin America
14.2 13.0 127 Europe
Local
Currency
U.S.
Dollar
Actual
($  Billions)
% Year-Over-Year Growth

2
nd
Quarter Revenue - Assessments
($ in Millions)
$234
$283
$0
$50
$100
$150
$200
$250
$300
2Q05 2Q06
20%
30%
40%
50%
60%
70%
80%
Net Assessment Fees
Net Assessment Fees as a % of Gross Assessment Fees
•
Net assessments down $49 or
17.3% year-over-year
•
Gross assessments increased
$35 or 8.6%.  Key drivers
include:
–
GDV increases
–
Restructured pricing,
primarily a $33
reclassification to
operations fees (offsets
gross assessments)
•
Net assessments as % of gross
assessments declined due to an
increase in incentives primarily
from:
–
Debit card portfolio
conversion
–
New and renewed
customer and merchant
agreements

2
nd
Quarter Revenue - Operations Fees
($ in Millions)
•
Net operations fees up $123 or
25.2% year-over-year
•
Gross operations fees
increased $152 or 29.1%.  Key
drivers include increases in:
–
Processed transactions
–
Gross dollar volume
–
Restructured pricing,
including $33
reclassification from
assessments
•
Net operations fees as % of
gross operations fees declined
due to an increase in rebates
primarily from consolidation of
major customers and the impact
of restructured pricing
$612
$489
$0
$100
$200
$300
$400
$500
$600
$700
2Q05 2Q06
85%
88%
91%
94%
97%
100%
Net Operations Fees
Net Operations Fees as a % of Gross Operations Fees

$319
$365
$232
$307
$29
$25
$23
$400
$0
$100
$200
$300
$400
$500
2nd Quarter 2005 2nd Quarter 2006
General & Administrative Advertising & Marketing
Depreciation & Amortization Litigation Settlements
Charitable Contributions
2
nd
Quarter Operating Expenses
($ in Millions)
• G&A up $46 or 14.4% year-
over-year primarily due to
increases in personnel to
support strategic initiatives
• A&M increased $75 or
32.6% primarily due to the
2006 World Cup
• Litigation settlements
represent increased
reserves for ongoing
litigation
• Charitable contributions of
$395 in common shares
and $5 in cash to the
MasterCard Foundation

Balance Sheet/Cash Flow Statement
Highlights
• Cash, cash equivalents and available-for-sale securities of $2.1 billion
• Equity at $2.1 billion
• Accounts receivable increased $63 million primarily due to a pricing change in Europe as well as volume increases
• Accrued expenses decreased $96 million primarily due to the payment of year-end personnel, advertising and incentive accruals
• Obligations under the U.S. Merchant Lawsuit and other litigation settlements increased $44 million due to litigation settlement accruals and interest accretion
• Generated $184 million in cash flow from operations during the six months ended June 30, 2006

Third Quarter Items for Consideration
($ in Millions)
3Q05 Items:
Adjustment to method of accounting for
cash-based award plan
(reported as General & Administrative expense) ($19)
Currency Conversion Reserve
(reported as Litigation Settlements expense) ($48)
Customer breach of business agreement
(reported as Other Income) $18
Pre-Tax
Income (Expense)

Appendix A:
Operating Information Footnotes
Set forth on the following pages are tables that provide information regarding the performance results for the three and six month periods ended June 30, 2006 for the payment programs of MasterCard International Incorporated and MasterCard
Europe sprl (collectively, “MasterCard”), the principal operating subsidiaries of MasterCard Incorporated.  In addition, set forth are tables that provide information regarding MasterCard’s payment programs for the years ended December 31,
2005 and 2004, in each case restated to present the information on the same basis as the information in the tables for the three and six month periods ended June 30, 2006.
The tables set forth the gross dollar volume (“GDV”), purchase volume, cash volume and the number of purchase transactions, cash transactions, accounts, cards and acceptance locations on a regional basis for MasterCard®-branded and MasterCard Electronic™-branded cards. Growth rates over prior periods are provided for volume-based data.
Debit transactions on Maestro® and Cirrus® -branded cards, Mondex® transactions and other branded transactions are not included in the preceding tables.
For purposes of the tables: GDV represents purchase volume plus cash volume and includes the impact of balance transfers and convenience checks; “purchase volume” means the aggregate dollar amount of purchases made (including
PIN point-of-sale)  with MasterCard-branded cards for the relevant period; and “cash volume” means the aggregate dollar amount of cash disbursements obtained with MasterCard-branded cards for the relevant period.  The number of cards includes virtual cards, which are MasterCard-branded payment accounts in connection with which functional cards are not generally issued. Acceptance locations include merchant locations, ATMs and other locations where cash may be obtained.
The MasterCard payment product is comprised of credit, charge and debit programs, and data relating to each type of program is included in the tables.  Debit programs include MasterCard-branded debit programs where the primary means of cardholder validation at the point of sale is for cardholders either to sign a sales receipt or enter a Personal Identification
Number (PIN).

Appendix A:
Operating Information Footnotes (cont.)
Information denominated in U.S. dollars is calculated by applying an established U.S. dollar/local currency exchange rate for each local currency in which MasterCard volumes are reported.  These exchange rates are calculated on a quarterly basis using the average exchange rate for each quarter.  However, MasterCard reports period-over-period rates of change in GDV, purchase volume and cash volume solely on the basis of local currency information, in order to eliminate the impact of changes in the value of foreign currencies against the U.S. dollar in calculating such rates of change.
Accordingly, the period-over-period rates of change set forth in the tables cannot be extrapolated directly by reference to dollar volume information presented by MasterCard for the current and historical periods.
The data set forth in the GDV, purchase volume, purchase transactions, cash volume and cash transactions columns is derived from information provided by MasterCard members that is subject to verification by MasterCard and partial cross-checking against information provided by MasterCard’s transaction processing systems. The data set forth in the accounts, cards and acceptance locations columns is derived from information provided by MasterCard members and is subject to certain limited verification by MasterCard. Certain information with respect to acceptance locations is provided by third parties and has not been independently verified by MasterCard. All data is subject to revision and amendment by
MasterCard’s members subsequent to the date of its release.
Volumes for the periods indicated in the following tables for MasterCard-branded debit programs in the U.S. region and credit programs in the Asia/Pacific region are higher due to expanded data collection of PIN point of sale volumes.  Prior periods have been adjusted to ensure comparability.
A portion of the data set forth in the accounts and cards columns reflects the impact of routine portfolio changes among members and other practices that may lead to over counting of the underlying data in certain circumstances.
The tables include information with respect to MasterCard-branded transactions that are not processed by MasterCard and transactions for which MasterCard does not earn significant revenues.
Note that the columns in the tables may not add due to rounding. Growth represents change from the comparable year-ago period.

Appendix A: Operating Information (cont.)
All MasterCard Credit,
GDV Growth
Purchase
Volume
Growth
Purchase
Transactions
Cash
Volume
Growth
Cash
Transactions
Accounts Cards
Charge and Debit Programs
(Billions) (Local) (Billions) (Local) (Millions) (Billions) (Local) (Millions) (Millions) (Millions)
South Asia / Middle East Africa $14 51.2% $9 34.4% 132 $5 89.1% 46 20 23
Asia / Pacific 138 8.9% 78 15.2% 987 60 1.8% 266 136 149
Europe 240 14.8% 177 14.6% 2,363 63 15.2% 421 126 139
Latin America 58 27.4% 27 30.8% 610 31 24.5% 218 66 79
Canada 35 15.4% 30 16.9% 360 5 7.8% 9 27 33
United States 437 15.6% 341 16.8% 5,084 97 11.9% 446 317 372
Worldwide 922 15.4% 660 16.7% 9,535 261 12.3% 1,408 692 796
MasterCard Credit and Charge Programs
United States 296 8.2% 244 9.5% 2,813 52 2.4% 32 232 282
Worldwide 694 11.8% 529 13.6% 6,625 165 6.2% 556 563 655
MasterCard Debit Programs
United States 142 35.0% 97 40.0% 2,271 45 25.2% 414 84 90
Worldwide 228 28.2% 131 31.1% 2,910 96 24.4% 851 130 141
For the 6 Months ended June 30, 2006
All MasterCard Credit,
GDV Growth
Purchase
Volume
Growth
Purchase
Transactions
Cash
Volume
Growth
Cash
Transactions
Accounts Cards
Charge and Debit Programs
(Billions) (Local) (Billions) (Local) (Millions) (Billions) (Local) (Millions) (Millions) (Millions)
South Asia / Middle East Africa $9 30.0% $6 24.5% 104 $3 44.5% 24 13 15
Asia / Pacific 127 7.0% 69 15.6% 841 59 -1.6% 206 123 136
Europe 218 12.8% 161 14.4% 2,149 57 8.4% 380 106 118
Latin America
43 35.6% 19 31.4% 490 24 39.0% 188 54 65
Canada 28 14.4% 24 15.9% 319 4 7.2% 9 24 30
United States 378 14.0% 292 16.4% 4,279 86 6.6% 387 294 351
Worldwide 804 13.7% 571 16.3% 8,180 233 7.8% 1,194 612 715
MasterCard Credit and Charge Programs
United States 273 4.5% 223 8.1% 2,653 51 -8.8% 33 229 281
Worldwide
625 8.0% 469 12.1% 5,977 156 -2.7% 493 517 608
MasterCard Debit Programs
United States 105 49.5% 69 54.8% 1,626 36 40.1% 354 65 70
Worldwide 179 39.0% 101 40.2% 2,203 78 37.3% 701 96 107
For the 6 Months ended June 30, 2005

Appendix A: Operating Information (cont.)
All MasterCard Credit,
GDV Growth
Purchase
Volume
Growth
Purchase
Transactions
Cash
Volume
Growth
Cash
Transactions
Accounts Cards
Charge and Debit Programs
(Billions) (Local) (Billions) (Local) (Millions) (Billions) (Local) (Millions) (Millions) (Millions)
South Asia / Middle East Africa $5 34.3% $3 24.8% 54 $2 59.4% 13 13 15
Asia / Pacific 64 6.6% 35 15.4% 433 29 -2.4% 106 123 136
Europe 113 13.5% 83 14.5% 1,124 29 11.0% 202 106 118
Latin America 23 36.0% 10 31.2% 258 13 40.1% 98 54 65
Canada
15 15.6% 13 17.1% 172 2 8.0% 5 24 30
United States 197 15.0% 154 18.4% 2,253 43 4.3% 203 294 351
Worldwide 416 14.4% 298 17.3% 4,294 118 7.6% 627 612 715
MasterCard Credit and Charge Programs
United States
142 5.2% 117 10.0% 1,396 24 -13.3% 16 229 281
Worldwide 322 8.6% 245 13.2% 3,135 77 -3.8% 257 517 608
MasterCard Debit Programs
United States 55 50.9% 36 56.7% 857 19 40.8% 187 65 70
Worldwide 94 40.2% 53 41.3% 1,159 41 38.7% 370 96 107
For the 3 Months ended June 30, 2005
All MasterCard Credit,
GDV Growth
Purchase
Volume
Growth
Purchase
Transactions
Cash
Volume
Growth
Cash
Transactions
Accounts Cards
Charge and Debit Programs
(Billions) (Local) (Billions) (Local) (Millions) (Billions) (Local) (Millions) (Millions) (Millions)
South Asia / Middle East Africa $22 39.9% $14 28.3% 228 $7 70.3% 59 16 18
Asia / Pacific 262 8.7% 142 15.0% 1,773 120 2.0% 456 132 144
Europe 453 13.5% 334 13.7% 4,530 119 12.8% 795 116 129
Latin America 98 32.3% 44 31.2% 1,073 54 33.3% 398 62 74
Canada
61 13.7% 52 16.0% 684 9 1.7% 19 25 32
United States 794 11.6% 617 14.5% 9,000 176 2.3% 769 297 351
Worldwide 1,690 13.0% 1,205 15.1% 17,287 485 8.1% 2,496 648 749
MasterCard Credit and Charge Programs
United States
576 5.1% 472 9.0% 5,596 103 -9.7% 67 227 276
Worldwide 1,313 9.3% 993 12.6% 12,668 321 0.3% 1,048 540 630
MasterCard Debit Programs
United States 218 33.3% 145 37.1% 3,404 73 26.3% 702 69 75
Worldwide 376 28.1% 212 28.4% 4,619 164 27.7% 1,447 107 118
For the Year ended December 31, 2005

Appendix A: Operating Information (cont.)
All MasterCard Credit,
GDV Growth
Purchase
Volume
Growth
Purchase
Transactions
Cash
Volume
Growth
Cash
Transactions
Accounts Cards
Charge and Debit Programs
(Billions) (Local) (Billions) (Local) (Millions) (Billions) (Local) (Millions) (Millions) (Millions)
South Asia / Middle East Africa
$15 27.7% $11 26.4% 186 $4 31.5% 39 11 13
Asia / Pacific 234 2.2% 120 14.9% 1,549 114 -8.4% 374 118 131
Europe 398 14.1% 293 15.3% 4,051 105 11.0% 739 99 111
Latin America 69 33.4% 31 27.9% 843 39 38.2% 325 46 57
Canada 50 13.5% 42 13.9% 605 8 11.5% 18 23 28
United States 712 11.7% 539 12.2% 7,723 172 10.1% 621 278 337
Worldwide 1,478 11.8% 1,035 14.0% 14,957 443 6.8% 2,116 575 678
MasterCard Credit and Charge Programs
United States 548 6.4% 433 8.5% 5,219 115 -1.1% 75 216 271
Worldwide 1,186 8.9% 870 12.5% 11,392 315 0.0% 956 486 578
MasterCard Debit Programs
United States 164 34.2% 106 30.2% 2,504 58 42.1% 546 62 66
Worldwide 292 25.1% 165 22.6% 3,566 127 28.5% 1,161 89 100
For the Year ended December 31, 2004

Appendix B:
New Ownership Structure
($ in thousands)
December 31, 2005 June 30, 2006
49,014 77,796 Accumulated other comprehensive income, net of tax
$ 1,169,148 $   2,117,006 Total Stockholders’ Equity
145,515 (1,263,102)
5
Retained earnings (accumulated deficit)
974,605
3
3,302,298
4
Additional paid-in capital
-
3
- Class M common stock, $.0001 par value
14
3
6
2
Class B common stock, $.0001 par value
$ -
3
$ 8
1
Class A common stock, $.0001 par value
Stockholders’ equity:
1 IPO share issuance
2 Reduced for share redemption
3 Restated to give effect to the reclassification of common stock immediately prior to the IPO
4 Increased by $2,449,903 for IPO proceeds, $394,784 for charitable donation and $58,034 for stock based compensation, less $575,028 for stock redemptions
5 Decreased by $1,224,901 for the redemption and $183,716 YTD net loss

17